Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gayn Erickson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Aehr Test Systems on Form 10-K for the period ending May 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Aehr Test Systems.

Date: August 28, 2018
                                                                                                                    By: /s/ GAYN ERICKSON
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                                                                                                                    Gayn Erickson
                                                                                                                    President and Chief Executive Officer

I, Kenneth B. Spink, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Aehr Test Systems on Form 10-K for the period ending May 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Aehr Test Systems.

Date: August 28, 2018
                                                                                                                    By:/s/ KENNETH B. SPINK
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                                                                                                                    Kenneth B. Spink
                                                                                                                    Vice President of Finance and Chief Financial Officer